EATON VANCE CORE PLUS BOND FUND

Supplement to Summary Prospectus dated February 1, 2021

Effective November 15, 2021, the name of Eaton Vance Core Plus Bond Fund is changed to Eaton Vance Total Return Bond Fund.

Effective December 31, 2021, the following replaces the first and second paragraphs in “Principal Investment Strategies”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other fixed and floating-rate income instruments (the “80% Policy”). Bonds and other fixed and floating-rate income instruments include corporate bonds and other fixed income securities, senior and junior loans, U.S. government securities, commercial paper, mortgage-related securities (including commercial mortgage-backed securities, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed securities (“ABS”) (including collateralized debt obligations), zero-coupon securities, when-issued securities, repurchase agreements, foreign debt securities (including those issued by companies domiciled in emerging market countries), sovereign debt (including debt issued by emerging market countries), obligations of supranational entities, municipal securities, structured notes, private placements and convertible securities and other hybrid securities (other than preferred stock). The Fund may invest up to 35% of its net assets in non-U.S. dollar denominated income instruments, including those located in emerging market countries. The Fund may also invest in real estate investment trusts (“REITs”). The Fund seeks to maintain an average effective duration range of within +/- 50% of the Bloomberg Barclays U.S. Aggregate Bond Index’s duration.

The Fund may invest up to 35% of its net assets in bonds and other fixed and floating-rate income instruments rated below investment grade (i.e., rated lower than BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”), or lower than BBB by Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as ABS and mortgage-backed securities (“MBS”)) and in unrated instruments determined by the investment adviser to be of below investment grade quality (“junk bonds”). For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. Total return is defined as income plus capital appreciation. The Fund may invest in income instruments of any maturity. The Fund may also invest in cash and money market instruments.

October 14, 2021	39773 10.14.21